                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



       Date of Report (Date of earliest event reported): FEBRUARY 5, 2002



                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)



          DELAWARE                     000-26091                52-2135448
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)



             110 TURNPIKE ROAD, SUITE 203                         01581
              WESTBOROUGH, MASSACHUSETTS                        (Zip Code)
       (Address of principal executive offices)



                                 (508) 871-7046
              (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such report(s), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]           No [   ]

ITEM 5. OTHER EVENTS

TC PipeLines, LP announced in a press release dated February 11, 2002, which is attached hereto as Exhibit 99.1, that Northern Border Pipeline Company ("Northern Border Pipeline") has retained the services of KPMG LLP as its independent auditor. The change is the result of the resignation of Arthur Andersen LLP ("Andersen") as auditor of Northern Border Pipeline, as set forth in Andersen's letter dated February 5, 2002, which is attached hereto as Exhibit
99.2. The registrant, TC PipeLines, LP, owns a 30% general partner interest in Northern Border Pipeline. The remaining 70% interest in Northern Border Pipeline is owned by Northern Border Partners, L.P., a publicly traded master limited partnership controlled by affiliates of Enron Corp. TC PipeLines, LP's independent auditors are KPMG LLP. TC PipeLines expects that it will be able to file its 2001 Annual Report on Form 10-K, including the audited financial statements of Northern Border Pipeline for the year ended December 31, 2001 and report of independent public accountants thereon, with the Securities and Exchange Commission within the filing deadline, on or before April 1, 2002.

     Northern Border Pipeline has advised TC PipeLines, LP that:

          o The reports of Andersen on Northern Border Pipeline's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope, uncertainty or accounting principles. Andersen has also advised that it has not withdrawn any of its opinions expressed in its auditor's report for any periods for which they conducted audits of Northern Border Pipeline.

          o The resignation by Andersen was not approved by the Management Committee of Northern Border Pipeline.

          o During the preceding two years and in the subsequent interim periods, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the matter in their report. Northern Border Pipeline has requested Andersen to furnish Northern Border Pipeline with a letter addressed to the Commission stating whether it agrees with the above statements.

          o During the preceding two years and in the subsequent interim periods, there were no "reportable events" within the meaning of
               Item 304(a)(1)(v) of Regulation S-K.

     The Management Committee of Northern Border Pipeline has authorized on February 8, 2002 the engagement of KPMG LLP as its independent auditor subject to KPMG LLP completing the process of its standard client evaluation procedures. Northern Border Pipeline has advised the registrant that it believes that it will be able to comply with the requirements for filing year-end 2001 reports under the Securities and Exchange Act of 1934.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  99.1     Press Release of TC PipeLines, LP dated February 11, 2002

              99.2     Letter from Arthur Andersen LLP dated February 5, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TC PipeLines, LP
                                      By: TC PipeLines GP, Inc.,
                                      its general partner
                                      (Registrant)


February 12, 2002                     By: /s/ Theresa Jang
                                          --------------------------------------
                                          Theresa Jang
                                          Controller




                                   EXHIBIT INDEX
                                   -------------

Exhibit No.                                                                         Page
-----------                                                                         ----
   99.1             Press Release of TC PipeLines, LP dated February 11, 2002        5
   99.2             Letter from Arthur Andersen LLP dated February 5, 2002           7

                                                                    Exhibit 99.1

                                                         [TC PIPELINES, LP LOGO]


NEWS RELEASE


                 TC PIPELINES, LP ANNOUNCES KPMG LLP RETAINED AS
                  AUDITOR FOR NORTHERN BORDER PIPELINE COMPANY


Calgary, Alberta - February 11, 2002 - (Nasdaq: TCLP) - TC PipeLines, LP today announced that Northern Border Pipeline Company, of which TC PipeLines holds a 30% general partner interest, has retained the services of KPMG LLP as its independent auditor. The change is the result of the resignation of Arthur Andersen, LLP as Northern Border Pipeline's auditor effective February 5, 2002. TC PipeLines' independent auditor is KPMG LLP.

TC PipeLines expects that it will be able to file its 2001 Annual Report on Form 10-K, including the audited financial statements of Northern Border Pipeline for the year ended December 31, 2001 and report of independent public accountants thereon, with the Securities and Exchange Commission within the filing deadline, on or before April 1, 2002.

Northern Border Pipeline has advised that Andersen indicated that its resignation was due to concerns about its ability, under professional standards regarding independence, to continue to act as auditor for Northern Border Pipeline in light of recent events involving Enron Corp. Further, Andersen agrees there have been no disagreements between it and Northern Border Pipeline on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures. Andersen has advised Northern Border Pipeline that it has not withdrawn any of its opinions expressed in its auditor's report for any periods for which it conducted audits of Northern Border Pipeline.

TC PipeLines will file a Form 8-K Current Report with the Securities and Exchange Commission covering Andersen's resignation as Northern Border Pipeline's auditor.

TC PipeLines, LP is a publicly held limited partnership. It owns a 30% interest in Northern Border Pipeline Company, a Texas general partnership, and a 49% interest in Tuscarora Gas Transmission Company, a Nevada general partnership. Northern Border Pipeline, which is owned 70% by Northern Border Partners, L.P., a publicly traded master limited partnership controlled by affiliates of Enron Corp., owns a 1,249-mile United States interstate pipeline system that transports natural gas from the Montana-Saskatchewan border to markets in the midwestern United States. Tuscarora owns a 229-mile United States interstate pipeline system that transports natural gas from Oregon, where it interconnects with facilities of PG&E National Energy Group, Gas Transmission Northwest, to northern Nevada. TC PipeLines, LP is managed by its general partner, TC PipeLines GP, Inc., a wholly owned subsidiary of TransCanada PipeLines Limited. Subsidiaries of TransCanada also hold common and subordinated units of the Partnership. Common units of TC PipeLines, LP are quoted on the Nasdaq Stock Market and trade under the symbol "TCLP". For more information about TC PipeLines, LP, visit the Partnership's website at www.tcpipelineslp.com.

Media Inquiries:            Glenn Herchak /Kurt Kadatz            (403) 920-7859

Unitholder and Analyst Inquiries:      Theresa Jang               (403) 920-2050
                                       Toll-free                  (877) 290-2772

This news release includes forward-looking statements regarding future events and the future financial performance of TC PipeLines, LP. All forward-looking statements are based on the Partnership's beliefs as well as assumptions made by and information currently available to the Partnership. When used herein, words such as "believes", "expects", "intends", "forecasts", "projects", and similar expressions, identify forward-looking statements within the meaning of the Securities Litigation Reform Act. These statements reflect the Partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions including regulatory decisions, particularly those of the Federal Energy Regulatory Commission, cost of acquisitions, future demand for natural gas, overcapacity in the industry, majority control of the Northern Border Pipeline management committee by Northern Border Partners, L.P., which in turn is controlled by affiliates of Enron Corp., and prevailing economic conditions, particularly conditions of the capital and equity markets, and other risks discussed in detail in the Partnership's filings with the Securities and Exchange Commission, including the Partnership's Annual Report on Form 10-K for the year ended December 31, 2000 and the Partnership's Form 10-Q for the nine months ended September 30, 2001. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, actual results may vary materially from those described in the forward-looking statement. Except as required by applicable securities laws, TC PipeLines, LP does not intend to update these forward-looking statements.

                                                                    Exhibit 99.2

                               Arthur Andersen LLP
                                   Suite 1300
                              711 Louisiana Street
                             Houston, TX 77002-2786
                                Tel: 713.237.2323
                                Fax: 713.237.2785


February 5, 2002

Mr. Jerry L. Peters
Chief Financial and Accounting Officer
Northern Border Partners, L.P.
1400 Smith Street
Houston, Texas  77002-7369

Dear Mr. Peters:

This is to confirm that the client-auditor relationship between both Northern Border Partners, L.P. (Commission File Number 1-12202) and Northern Border Pipeline Company (Commission File Number 333-88577) and Arthur Andersen LLP has ceased.

                                             Very truly yours,
                                             /s/ Arthur Andersen LLP


Copy to:  SEC Office of Chief Accountant